Financial Instruments	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Financial Instruments
A. Fair Value Measurements

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

We use a market approach, as described in Note 1E, in valuing financial instruments on a recurring basis.

The following table presents the financial assets and liabilities measured at fair value on a recurring basis by balance sheet categories and fair value hierarchy level as defined in Note 1E:
	Total	Level 1	Level 2	Total	Level 1	Level 2
(MILLIONS OF DOLLARS)	December 31, 2017			December 31, 2016
Financial assets measured at fair value on a recurring basis:
Short-term investments
Classified as trading securities:
Equity(a)	$19	$—	$19	$—	$—	$—
Classified as available-for-sale securities:
Government and agency debt—non-U.S.	12,242	—	12,242	7,317	—	7,317
Corporate debt	2,766	—	2,766	2,783	—	2,783
Government debt—U.S.	252	—	252	2,630	—	2,630
Agency asset-backed debt—U.S.	23	—	23	39	—	39
Other asset-backed debt	79	—	79	367	—	367
Money market funds	2,115	—	2,115	1,431	—	1,431
Equity	16	16	—	1	1	—
	17,493	16	17,477	14,567	1	14,566
Total short-term investments	17,512	16	17,496	14,567	1	14,566
Other current assets
Derivative assets:
Interest rate contracts	104	—	104	26	—	26
Foreign exchange contracts	234	—	234	540	—	540
Total other current assets	337	—	337	566	—	566
Long-term investments
Classified as trading securities:
Equity(a)	266	224	42	236	165	71
Debt	73	73	—	89	89	—
	340	298	42	325	254	71
Classified as available-for-sale securities:
Government and agency debt—non-U.S.	387	—	387	863	—	863
Corporate debt	4,172	36	4,136	4,306	—	4,306
Government debt—U.S.	495	—	495	88	—	88
Other asset-backed debt	35	—	35	239	—	239
Money market funds	—	—	—	14	—	14
Equity	1,174	1,174	—	539	539	—
	6,264	1,210	5,054	6,049	539	5,510
Total long-term investments	6,603	1,507	5,096	6,374	793	5,581
Other noncurrent assets
Derivative assets:
Interest rate contracts	477	—	477	599	—	599
Foreign exchange contracts	7	—	7	90	—	90
Total other noncurrent assets	484	—	484	689	—	689
Total assets	$24,937	$1,523	$23,414	$22,197	$794	$21,403

Financial liabilities measured at fair value on a recurring basis:
Other current liabilities
Derivative liabilities:
Interest rate contracts	$1	$—	$1	$1	$—	$1
Foreign exchange contracts	201	—	201	443	—	443
Total other current liabilities	201	—	201	444	—	444
Other noncurrent liabilities
Derivative liabilities:
Interest rate contracts	177	—	177	147	—	147
Foreign exchange contracts	313	—	313	1,075	—	1,075
Total other noncurrent liabilities	490	—	490	1,222	—	1,222
Total liabilities	$691	$—	$691	$1,666	$—	$1,666

(a)	As of December 31, 2017 and December 31, 2016, equity securities of $42 million and $71 million, respectively, are held in trust for benefits attributable to the former Pharmacia Savings Plus Plan.
Financial Assets and Liabilities Not Measured at Fair Value on a Recurring Basis

The following table presents the financial liabilities not measured at fair value on a recurring basis, including the carrying values and estimated fair values using a market approach:
	December 31, 2017			December 31, 2016
	Carrying Value	Estimated Fair Value		Carrying Value	Estimated Fair Value
(MILLIONS OF DOLLARS)		Total	Level 2		Total	Level 2
Financial Liabilities
Long-term debt, excluding the current portion	$33,538	$37,253	$37,253	$31,398	$34,896	$34,896

The differences between the estimated fair values and carrying values of held-to-maturity debt securities, restricted stock and private equity securities at cost, and short-term borrowings not measured at fair value on a recurring basis were not significant as of December 31, 2017 or December 31, 2016. The fair value measurements of our held-to-maturity debt securities and our short-term borrowings are based on Level 2 inputs, using a market approach. The fair value measurements of our private equity securities carried at cost, which represent investments in the life sciences sector, are based on Level 3 inputs using a market approach.

In addition, as of December 31, 2017 and 2016, we had long-term receivables where the determination of fair value employs discounted future cash flows, using current interest rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. As of December 31, 2017 and 2016, the differences between the estimated fair values and carrying values of these receivables were not significant.

There were no significant impairments of financial assets recognized in any period presented.
Total Short-Term and Long-Term Investments

The following table represents our investments by classification type:
	As of December 31,
(MILLIONS OF DOLLARS)	2017	2016
Short-term investments
Trading securities	$19	$—
Available-for-sale debt and equity securities	17,493	14,567
Held-to-maturity debt securities	1,138	688
Total Short-term investments	$18,650	$15,255

Long-term investments
Trading securities	$340	$325
Available-for-sale debt and equity securities	6,264	6,049
Held-to-maturity debt securities	4	7
Private equity investments carried at equity-method or cost	408	735
Total Long-term investments	$7,015	$7,116
Held-to-maturity cash equivalents	$719

Fair Value Methodology
The following inputs and valuation techniques were used to estimate the fair value of our financial assets and liabilities:

•	Trading equity securities—quoted market prices.

•	Trading debt securities—quoted market prices.

•
Available-for-sale debt securities—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and credit-adjusted interest rate yield curves. Receivable-backed, loan-backed, and mortgage-backed debt securities are valued by third-party models that use significant inputs derived from observable market data like prepayment rates, default rates, and recovery rates.

•	Available-for-sale equity securities—third-party pricing services that principally use a composite of observable prices.

•
Derivative assets and liabilities (financial instruments)—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data. Where applicable, these models discount future cash flow amounts using market-based observable inputs, including interest rate yield curves, and forward and spot prices for currencies. The credit risk impact to our derivative financial instruments was not significant.

•	Held-to-maturity debt securities—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and credit-adjusted interest rate yield curves.

•	Available-for-sale money market funds—observable net asset value prices.

•	Private equity securities, excluding equity-method investments—application of the implied volatility associated with an observable biotech index to the carrying amount of our portfolio.

•	Short-term borrowings and long-term debt—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and our own credit rating.
We periodically review the methodologies, inputs and outputs of third-party pricing services for reasonableness. Our procedures can include, for example, referencing other third-party pricing models, monitoring key observable inputs (like LIBOR interest rates) and selectively performing test-comparisons of values with actual sales of financial instruments.
B. Investments

At December 31, 2017, the investment securities portfolio consisted of debt securities that were virtually all investment-grade.

Information on investments in debt and equity securities at December 31, 2017 and 2016 is as follows, including, as of December 31, 2017, the contractual maturities, or as necessary, the estimated maturities, of the available-for-sale and held-to maturity debt securities:

	December 31, 2017								December 31, 2016
		Gross Unrealized			Maturities (in Years)					Gross Unrealized
(MILLIONS OF DOLLARS)	Amortized Cost	Gains	Losses	Fair Value	Within 1	Over 1 to 5	Over 5	Total	Amortized Cost	Gains	Losses	Fair Value
Available-for-sale debt securities
Government and agency debt––non-U.S.	$12,616	$61	$(48)	$12,629	$12,242	$387	$—	$12,629	$8,403	$11	$(235)	$8,179
Corporate debt(b)	6,955	15	(33)	6,938	2,766	2,630	1,542	6,938	7,162	16	(89)	7,089
Government debt––U.S.	765	—	(19)	747	252	495	—	747	2,729	1	(12)	2,718
Agency asset-backed debt––U.S.	24	—	(1)	24	23	—	—	24	41	—	(1)	39
Other asset-backed debt(c)	114	—	—	114	79	32	3	114	607	1	(2)	605
Held-to-maturity debt securities
Time deposits and other	1,091	—	—	1,091	1,087	—	4	1,091	830	—	—	830
Government and agency debt––non-U.S.	770	—	—	770	770	—	—	770	412	—	—	412
Total debt securities	$22,337	$77	$(100)	$22,313	$17,219	$3,544	$1,550	$22,313	$20,184	$29	$(339)	$19,873
Available-for-sale equity securities
Money market funds	$2,115	$—	$—	$2,115					$1,446	$—	$(1)	$1,445
Equity	728	586	(124)	1,190					426	239	(125)	540
Total available-for-sale equity securities	$2,843	$586	$(124)	$3,304					$1,872	$239	$(126)	$1,985

(a)	Issued by a diverse group of corporations.

(b)
Includes receivable-backed, loan-backed, and mortgage-backed securities, all of which are in senior positions in the capital structure of the security. Receivable-backed securities are collateralized by credit cards receivables, and loan-backed securities are collateralized by senior secured obligations of a diverse pool of companies or student loans. Mortgage-backed securities are collateralized by diversified pools of residential and commercial mortgages.

C. Short-Term Borrowings

Short-term borrowings include:
	As of December 31,
(MILLIONS OF DOLLARS)	2017	2016
Commercial paper	$6,100	$5,800
Current portion of long-term debt, principal amount(a)	3,532	4,201
Other short-term borrowings, principal amount(b)	320	673
Total short-term borrowings, principal amount	9,951	10,674
Net fair value adjustments related to hedging and purchase accounting	14	24
Net unamortized discounts, premiums and debt issuance costs	(12)	(11)
Total Short-term borrowings, including current portion of long-term debt, carried at historical proceeds, as adjusted	$9,953	$10,688

(a)	For additional information, see Note 7D.

(b)	Other short-term borrowings primarily include cash collateral. For additional information, see Note 7F.

The weighted-average effective interest rate on commercial paper outstanding was approximately 1.36% as of December 31, 2017 and 0.83% as of December 31, 2016.

On June 24, 2016, we acquired Anacor and assumed its short-term debt with an acquisition date fair value of $698 million, which was redeemed in the second and third quarters of 2016.

As of December 31, 2017, we had approximately $7.0 billion of unused revolving credit facility, expiring in 2022, which may be used to support our commercial paper borrowings.
D. Long-Term Debt

New Issuances

In 2017, we issued the following senior unsecured notes:
Settlement Date	Maturity Date	Interest Rate	Issue Currency	Principal Amount
March 6, 2017	March 2019	3-month EURIBOR+0.20% (0% floor)	Euro	€1,250
	March 2020	0.00%	Euro	1,000
	March 2022	0.25%	Euro	1,000
	March 2027	1.00%	Euro	750
				€4,000	(a)
December 19, 2017	June 2043	2.735%	U.K. pound	£1,376	(b)
March 17, 2017	March 2047	4.20%	U.S. dollar	$1,065	(c)

(a)	The weighted-average effective interest rate for the euro notes at issuance was 0.23%.

(b)
In December 2017, Pfizer exchanged approximately £833 million principal amount of the outstanding 6.50% debt due 2038 for £1.376 billion principal amount of 2.735% debt due 2043. This exchange constituted a debt extinguishment. See the following “Retirements” section for the income statement impact from the extinguishment.

(c)	The notes, issued in U.S. dollars in Taiwan, are redeemable, at our option, in whole but not in part, on each March 17 on or after March 17, 2020.
On November 21, 2016, we completed a public offering of $6.0 billion aggregate principal amount of senior unsecured notes: $1.0 billion of notes due 2019; $1.0 billion of notes due 2021; $1.75 billion of notes due 2026; $1.0 billion of notes due 2036; and $1.25 billion of notes due 2046, with a weighted-average effective interest rate of 3.10%.
On June 3, 2016, we completed a public offering of $5.0 billion aggregate principal amount of senior unsecured notes with a weighted-average effective interest rate of 2.09%.

Acquisition of Hospira Debt

On September 3, 2015, the Hospira acquisition date, our long-term debt increased due to the addition of an aggregate principal amount of
$1,750 million of legacy Hospira debt, recorded at acquisition-date fair value of $1,928 million.
In October 2015, Pfizer exchanged $1.7 billion debt of its then recently acquired subsidiary, Hospira, for virtually the same amount of Pfizer debt with the same interest rate and maturity terms as the Hospira debt, leaving a minor amount of outstanding debt in Hospira’s name that was redeemed during the fourth quarter of 2016. In connection with the exchange offers, the indenture governing the Hospira notes and the
Hospira notes were amended to, among other things, eliminate substantially all of the restrictive covenants. The net income effect of this exchange was immaterial.

Retirements
In December 2017, we exchanged approximately £833 million and repurchased £197 million principal amount of the outstanding 6.50% debt before the maturity date at a redemption value of £1.7 billion, leaving £470 million principal amount of the 6.50% debt due 2038 outstanding. Also, in December 2017, we repurchased approximately €834 million principal amount of the outstanding 5.75% debt before the maturity date at a redemption value of €1.0 billion, leaving approximately €1.2 billion of the 5.75% euro-denominated debt due 2021 outstanding. As a result, we recorded a net loss of approximately $846 million and $153 million upon the exchange and early retirement of the U.K. pound-denominated debt and the early retirement of the euro-denominated debt, respectively, for a net loss on early retirement of debt of $999 million. which included the related termination of cross-currency swaps, and that were recorded in Other (income)/deductions––net in the consolidated statement of income (see Note 4).

In November 2016, we repurchased $3.4 billion carrying value of outstanding debt before the maturity date at a redemption value of $3.7 billion. The debt repurchased included $3.27 billion carrying value of 6.20% senior notes due March 2019. As a result, we recorded a total net loss of approximately $312 million upon the early redemption of debt, which included the related termination of interest rate swaps, and which was recorded in Other (income)/deductions––net in the consolidated statement of income (see Note 4).

The following table provides the components of our senior unsecured long-term debt, including the weighted-average stated interest rate for 2017 and 2016 by maturity.
	As of December 31,
(MILLIONS OF DOLLARS)	2017	2016
Notes due 2018 (2.3%)(a)	$—	$3,532
Notes due 2019 (1.3% and 1.8%)	4,848	3,350
Notes due 2020 (1.1% and 5.2%)	1,528	330
Notes due 2021 (3.5% and 3.9%)	3,550	4,260
Notes due 2022 (0.3%)	1,199	—
Notes due 2023 (4.3% and 4.3%)	1,592	1,592
Notes due 2024-2028 (3.5% and 3.9%)	6,259	5,360
Notes due 2034-2038 (5.7% and 5.9%)	4,886	6,102
Notes due 2039-2043 (5.2% and 6.4%)	5,606	3,745
Notes due 2044-2047 (4.2% and 4.2%)	3,315	2,250
Total long-term borrowings, principal amount	32,783	30,520
Net fair value adjustments related to hedging and purchase accounting	872	998
Net unamortized discounts, premiums and debt issuance costs	(125)	(130)
Other long-term obligations	8	9
Total long-term borrowings, carried at historical proceeds, as adjusted	$33,538	$31,398
Current portion of long-term debt, carried at historical proceeds (not included above (2.4% and 3.0%)	$3,546	$4,225

(a)	At December 31, 2017, the debt issuances have been reclassified to the current portion of long-term debt.

Our long-term debt, provided in the above table, is generally redeemable by us at any time at varying redemption prices plus accrued and unpaid interest.
Other Noncurrent Liabilities

In December 2017, the U.S. approved Bosulif (bosutinib) for the treatment of patients with newly-diagnosed chronic-phase Ph+ CML. In connection with the U.S. approval, we incurred an obligation to make guaranteed fixed annual payments over a ten-year period aggregating $416 million related to a research and development arrangement. As a result, during the fourth quarter of 2017 we recorded the estimated net present value of $364 million as an intangible asset in Developed technology rights, and we have recorded the present value of the remaining future payments of $281 million in Other noncurrent liabilities and $83 million in Other current liabilities as of December 31, 2017.

In August 2017, the U.S. approved Besponsa (inotuzumab ozogamicin) and in June 2017, the EU approved Besponsa as monotherapy for the treatment of adults with relapsed or refractory CD22-positive B-cell precursor acute lymphoblastic leukemia. In connection with the U.S. approval, we incurred an obligation to make guaranteed fixed annual payments over a nine-year period aggregating $296 million related to a research and development arrangement. As a result, during the third quarter of 2017 we recorded the estimated net present value of $248 million as an intangible asset in Developed technology rights, and we have recorded the present value of the remaining future payments of $236 million in Other noncurrent liabilities and $15 million in Other current liabilities as of December 31, 2017. In connection with the EU approval, we incurred an obligation to make guaranteed fixed annual payments over a nine-year period aggregating $148 million related to a research and development arrangement. As a result, during the second quarter of 2017 we recorded the estimated net present value of $123 million as an intangible asset in Developed technology rights, and we have recorded the present value of the remaining future payments of $119 million in Other noncurrent liabilities and $6 million in Other current liabilities as of December 31, 2017.

The differences between the estimated fair values, using a market approach in the Level 2 fair value hierarchy, and carrying values of the obligations were not significant as of December 31, 2017.
F. Derivative Financial Instruments and Hedging Activities

Foreign Exchange Risk

A significant portion of our revenues, earnings and net investments in foreign affiliates is exposed to changes in foreign exchange rates. We manage our foreign exchange risk, in part, through operational means, including managing same-currency revenues in relation to same-currency costs and same-currency assets in relation to same-currency liabilities. We also manage our foreign exchange risk, depending on market conditions, through fair value, cash flow, and net investment hedging programs through the use of derivative financial instruments and foreign currency debt. These financial instruments serve to protect net income against the impact of remeasurement into another currency, or against the impact of translation into U.S. dollars of certain foreign exchange-denominated transactions.

All derivative financial instruments used to manage foreign currency risk are measured at fair value and are reported as assets or liabilities on the consolidated balance sheet. The derivative financial instruments primarily hedge or offset exposures in the euro, U.K. pound, Japanese yen, and Canadian dollar. Changes in fair value are reported in earnings or in Other comprehensive income/(loss), depending on the nature and purpose of the financial instrument (hedge or offset relationship) and the effectiveness of the hedge relationships, as follows:

•
We recognize the gains and losses on foreign exchange contracts that are designated as fair value hedges in earnings upon the recognition of the change in fair value of the hedged risk. We recognize the offsetting foreign exchange impact attributable to the hedged item also in earnings.

•
We record in Other comprehensive income/(loss) the effective portion of the gains or losses on foreign exchange contracts that are designated as cash flow hedges and reclassify those amounts, as appropriate, into earnings in the same period or periods during which the hedged transaction affects earnings.

•
As part of our net investment hedging program, we recognize the gain and loss impact on foreign exchange contracts designated as hedges of our net investments in earnings in three ways: over time-for the periodic net swap payments; immediately-to the extent of any change in the difference between the foreign exchange spot rate and forward rate; and upon sale or substantial liquidation of our net investments-to the extent of change in the foreign exchange spot rates. We record in Other comprehensive income/(loss) the foreign exchange gains and losses related to foreign exchange-denominated debt designated as a hedge of our net investments in foreign subsidiaries and reclassify those amounts into earnings upon the sale or substantial liquidation of our net investments.

•
For certain foreign exchange contracts not designated as hedging instruments, we recognize the gains and losses on foreign currency exchange contracts that are used to offset the same foreign currency assets or liabilities immediately into earnings along with the earnings impact of the items they generally offset. These contracts essentially take the opposite currency position of that reflected in the month-end balance sheet to counterbalance the effect of any currency movement.

As a part of our cash flow hedging program, we designate foreign exchange contracts to hedge a portion of our forecasted euro, Japanese yen, Chinese renminbi, U.K. pound, Canadian dollar, and Australian dollar-denominated intercompany inventory sales expected to occur no more than two years from the date of each hedge.
Any ineffectiveness is recognized immediately into earnings. There was no significant ineffectiveness for any period presented.

Interest Rate Risk

Our interest-bearing investments and borrowings are subject to interest rate risk. We strive to invest and borrow primarily on a floating-rate basis; however, in light of current market conditions, we currently borrow primarily on a long-term, fixed-rate basis. From time to time, depending on market conditions, we will change the profile of our outstanding debt by entering into derivative financial instruments like interest rate swaps. We entered into derivative financial instruments to hedge or offset the fixed interest rates on the hedged item, matching the amount and timing of the hedged item. The derivative financial instruments primarily hedge U.S. dollar fixed-rate debt.

All derivative contracts used to manage interest rate risk are measured at fair value and reported as assets or liabilities on the consolidated balance sheet. Changes in fair value are reported in earnings, as follows:

•
We recognize the gains and losses on interest rate contracts that are designated as fair value hedges in earnings upon the recognition of the change in fair value of the hedged risk. We recognize the offsetting earnings impact of fixed-rate debt attributable to the hedged risk also in earnings.

Any ineffectiveness is recognized immediately into earnings. There was no significant ineffectiveness for any period presented.

The following table provides the fair value of the derivative financial instruments and the related notional amounts presented between those derivatives that are designated as hedging instruments and those that are not designated as hedging instruments:

(MILLIONS OF DOLLARS)	December 31, 2017			December 31, 2016
		Fair Value			Fair Value
	Notional	Asset	Liability	Notional	Asset	Liability
Derivatives designated as hedging instruments:
Foreign exchange contracts(a)	$18,723	$179	$459	$14,424	$468	$1,135
Interest rate contracts	12,430	581	178	15,991	625	148
		760	637		1,093	1,283

Derivatives not designated as hedging instruments:
Foreign exchange contracts	$14,300	$62	$54	$13,100	$162	$382

Total		$822	$691		$1,255	$1,665

(a)	As of December 31, 2017, the notional amount of outstanding foreign currency forward-exchange contracts hedging our intercompany forecasted inventory sales was $5.1 billion.

The following table provides information about the gains/(losses) incurred to hedge or offset operational foreign exchange or interest rate risk:
	Amount of Gains/(Losses) Recognized in OID(a), (b)		Amount of Gains/(Losses) Recognized in OCI (Effective Portion)(a), (c)		Amount of Gains/(Losses) Reclassified from OCI into OID and COS (Effective Portion)(a), (c)
	As of December 31,
(MILLIONS OF DOLLARS)	2017	2016	2017	2016	2017	2016
Derivative Financial Instruments in Cash Flow Hedge Relationships:
Foreign exchange contracts(d)	$(6)	$(4)	$(12)	$(444)	$520	$(451)

Derivative Financial Instruments in Fair Value Hedge Relationships:
Interest rate contracts	(60)	(181)	—	—	—	—
Hedged item gain/(loss)	60	181	—	—	—	—
Foreign exchange contracts	(19)	(4)	—	—	—	—
Hedged item gain/(loss)	19	4	—	—	—	—

Derivative Financial Instruments in Net Investment Hedge Relationships:
Foreign exchange contracts	—	1	—	(15)	—

Non-Derivative Financial Instruments in Net Investment Hedge Relationships:
Foreign currency short-term borrowings	—	—	—	(26)	—	—
Foreign currency long-term debt(e)	—	—	(580)	—	—	—

Derivative Financial Instruments Not Designated as Hedges:
Foreign exchange contracts	(87)	(105)	—	—	—	—
All other net	—	—	2	1	1	(1)
	$(93)	$(107)	$(591)	$(483)	$520	$(452)

(a)
OID = Other (income)/deductions—net, included in Other (income)/deductions—net in the consolidated statements of income. COS = Cost of Sales, included in Cost of Sales in the consolidated statements of income. OCI = Other comprehensive income/(loss), included in the consolidated statements of comprehensive income.

(b)	There was no significant ineffectiveness for any period presented.

(c)
For derivative financial instruments in cash flow hedge relationships, the effective portion is included in Other comprehensive income/(loss)––Unrealized holding gains/(losses) on derivative financial instruments, net. For derivative financial instruments in net investment hedge relationships and for foreign currency debt designated as hedging instruments, the effective portion is included in Other comprehensive income/(loss)––Foreign currency translation adjustments, net.

(d)
Based on year-end foreign exchange rates that are subject to change, we expect to reclassify a pre-tax loss of $72 million within the next 12 months into Cost of sales. The maximum length of time over which we are hedging future foreign exchange cash flow relates to our $1.9 billion U.K. pound debt maturing in 2043.

(e)	Long-term debt includes foreign currency long-term borrowings with carrying values of $4.8 billion as of December 31, 2017, which are used as hedging instruments.
Certain of our derivative instruments are covered by associated credit-support agreements that have credit-risk-related contingent features designed to reduce our counterparties’ exposure to our risk of defaulting on amounts owed. As of December 31, 2017, the aggregate fair value of these derivative instruments that are in a net liability position was $336 million, for which we have posted collateral of $346 million in the normal course of business. If there had been a downgrade to below an A rating by S&P or the equivalent rating by Moody’s, we would not have been required to post any additional collateral to our counterparties.
As of December 31, 2017, we received cash collateral of $226 million from various counterparties. The collateral primarily supports the approximate fair value of our derivative contracts. With respect to the collateral received, the obligations are reported in Short-term borrowings, including current portion of long-term debt.
Credit Risk

On an ongoing basis, we review the creditworthiness of counterparties to our foreign exchange and interest rate agreements and do not expect to incur a significant loss from failure of any counterparties to perform under the agreements. There are no significant concentrations of credit risk related to our financial instruments with any individual counterparty, except for certain significant customers. For additional information, see Note 18C. For details about our investments, see Note 7B above.

In general, there is no requirement for collateral from customers. However, derivative financial instruments are executed under credit-support agreements that provide for the ability to request collateral payments, depending on levels of exposure, our credit rating and the credit rating of the counterparty, see Note 7F above.